
RUTH'S CHRIS STEAK HOUSE

# RUTH'S HOSPITALITY GROUP

## Investor Update

September 2014


MITCHELL'S FISH MARKET

RUTH'S HOSPITALITY GROUP

# DISCLAIMER

**This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.**

This document contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. These forward-looking statements include all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the Company's financial outlook, objectives, plans and goals. Forward-looking statements frequently are identified by the words "believe," "anticipate," "expect," "estimate," "intend," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Actual results could differ materially from those projected, implied or anticipated by these forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; the Company's ability to protect its name and logo and other proprietary information; the impact of litigation; the restrictions imposed by the Company's Amended and Restated Credit Agreement; and the risk factors or uncertainties identified in the reports the Company files with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release after the date hereof, whether as a result of new information, future events or otherwise.

RUTH'S
HOSPITALITY GROUP

## OUR PHILOSOPHY


"Do what you love,
love what you do"
– RUTH FERTEL

# Iconic Steak House Leader Complemented with Market-Fresh Seafood Concept

**Fine Dining Steak House Leader**
Celebrating 50 years in 2015

**Recognized Commitment to Quality**
#1 Consumer Pick four years in a row
Nation's Restaurant News

One of America's most trusted brands
Entrepreneur Magazine

Wine List Awards of Excellence
Wine Spectator

**Nationwide and International Footprint**
Key U.S. and international markets

**Both Company and Franchised Locations**

**Fresh Upscale Casual Seafood Concept**
Founded in 1998

**Acquired by Ruth's Hospitality Group**
in 2008

**Natural Complement**
to steak house business

# Broad Geographical Reach with Strategic Opportunity for Growth


Ruth's Chris Steak House
Mitchell's Fish Market
Columbus Fish Market

### International Locations

Palm Beach, Aruba

Canada
five locations

San Salvador, El Salvador

Hong Kong
two locations

Tokyo, Japan

Mexico
two locations

Shanghai, China

Marina Square, Singapore

Taiwan
three locations

Dubai, UAE

RUTH'S HOSPITALITY GROUP


RUTH'S
STEAK &
RUTH'S CHRIS STEAK HOUSE

EST.

# 1965

NEW ORLEANS

by Ruth Fertel

# TODAY

161 COMPANY AND FRANCHISE RESTAURANTS AND GROWING


RUTH'S CHRIS STEAK HOUSE
OUR STORY
MAKING MEMORIES ON
500°
SIZZLING
PLATES

RUTH'S CHRIS STEAK HOUSE

# The Secret Behind the Sizzle

Ruth's Chris Steak House is a timeless, experienced and proven concept that is broadly appealing

We celebrate our heritage and continue to innovate to meet the current and future needs of our guests

Our goal is to be the best steak house experience you have ever had

LET THE

**GOOD TIMES**

ROLL

# Our Atmosphere



Classic American steak house with contemporary touches of whimsy

Designed to transition guests from their "normal" life and into the specialness of the Ruth's Chris experience

Warm and welcoming atmosphere is balanced with modern design elements to evoke high-quality, premium dining

All locations uniquely designed to reflect individual market characteristics and local tastes

# OUR FOOD AND BEVERAGES





Only the best will do
USDA prime steak – top 2%
Fresh seafood and local produce

Seasonal prix fixe menu

Industry-leading bar menu – drives traffic and trial in off-peak hours

Interactive, educational annual national dinner series across system

Award-winning wine list

Fresh squeezed, handcrafted, mixology-driven cocktail list

Private dining and catering menus

National recognition and awards for culinary and beverage innovation

# Our People Make Ruth's Successful



Expert, tenured restaurant team members for consistency of quality and award-winning service

Service team average – 5 years

Executive chef team average – 10 years

Certified sommeliers throughout the system

Dedicated wine, spirits and bar training

Rigorous investment in annual recertification for corporate and franchise team members

RUTH'S CHRIS STEAK HOUSE

# Our Legendary Service Produces a World-Class Dining Experience



**la·gniappe \'lan-'yap**

An unexpected delight – the little extras

Our approach is personalized, warm and thoughtful

Annual lagniappe holiday program

Each location embedded in their local community

Our team members are experts in our food, drink and art of hospitality – inspired by our founder, Ruth Fertel

We know what it takes to create fond memories – and make you eager to return

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

# CLOSER TO THE COAST

SERVING THE
## REFRESHING
feeling of a
## COASTAL ESCAPE

MITCHELL'S FISH MARKET™
SEAFOOD RESTAURANT & BAR

# OUR ATMOSPHERE



*Coastal casual elegance*

*Designed to transition guests from "normal" life to a coastal seafood restaurant*

MITCHELL'S FISH MARKET™
SEAFOOD RESTAURANT & BAR

# OUR FOOD AND BEVERAGES





### Only the best will do

Market catch fresh fish – changes daily and locally customized

Diverse seafood selection

MSC certified signature sea bass

Non-fish and -seafood offerings for broad appeal

Seasonal promotional menus – celebrating coastlines around the world

Coastally inspired market bar menu to drive traffic and trial

Interactive, educational national wine dinner series

Broadly appealing beverage program featuring fresh juice cocktails and accessible wine list

MITCHELL'S FISH MARKET™
SEAFOOD RESTAURANT & BAR

# OUR PEOPLE



*Our servers are trained seafood experts ready to explain and recommend the best dishes to each guest*

RUTH'S HOSPITALITY GROUP

# Strategic Initiatives

## Focused on Growing Revenues Across Our Three Core Segments Through Traffic Before Using Price...

### Special occasion

Holiday special offerings and lagniappe

Exclusive Ruth's Chris events throughout the year

### Business/Corporate

Onsite event planners for every client

HD satellite broadcast for multi location events

Off-site catering services

### Core Guests/Regular Customers

Culinary innovation with three prix fixe menu launches each year

Sizzle Swizzle & Swirl happy hour

Reinvesting in new design and remodels

RUTH'S HOSPITALITY GROUP

# Sizzle Swizzle & Swirl





Quality investment in happy hour food

Build traffic and drive sales

Consumer perception of value increased

New consideration for first-time users including millennials

Increase current guest usage occasions

# FINANCIAL HIGHLIGHTS



## Our balanced total return plan

*Multiple Levers to Drive Shareholder Returns...*

### 1 Maintain Healthy Core

Grow sales through traffic

Manage margins

Leverage our infrastructure

### 2 Disciplined Growth

Find great real estate
Three to five new restaurants per year

Acquire franchise territory at attractive prices

### 3 Return Excess Capital

Pay a dividend

Return excess capital through debt repayment and share repurchases

# Unique Business Model Allows for Disciplined Growth

## Company-Owned Growth

- Largely focused on U.S. markets
- Leverage existing management infrastructure
- Seeking above-average AUVs / margins
- Disciplined deployment of capital for relocations and new construction
- Expanding development pipeline:
  - 3 restaurants in 2014: Denver, Colorado; Gaithersburg, Maryland; Marina del Rey, California
  - 2 signed leases in 2015: Dallas, Texas; St Petersburg, Florida

## Franchise-Owned Growth

- 29 franchisees operating in the US and 10 countries
  - Strong mix of legacy and proven hospitality partners
- Provides approximately $15 million–$16 million in annual royalty fees
- Allows system growth without additional company capital
- 3 restaurants in 2014 pipeline
  - 1 new location opened in Boise, Idaho in Q1
  - 2 additional targeted for remainder of year
- 13 commitments in 2015–2017

RUTH'S HOSPITALITY GROUP

# Consistent Revenue and Traffic Growth

($ in millions)

## AUV Trends

RUTH'S CHRIS STEAK HOUSE



$5.1MM
$4.1MM
$4.3MM
$4.5MM
$4.8MM
$5.0MM
$5.1MM
2008
2009
2010
2011
2012
2013
2014 LTM

| | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 LTM |
|---|---|---|---|---|---|---|---|
| Comp Sales % | -10.3% | -19.5% | +4.0% | +5.4% | +5.2% | +5.3% | +2.7% |

- Q2'14 marked the 17th consecutive quarter of positive comparable sales growth at Ruth's Chris Steak House

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR



$3.6MM
$3.6MM
$3.6MM
$3.7MM
$3.7MM
$3.6MM
2009
2010
2011
2012
2013
2014 LTM

| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 LTM |
|---|---|---|---|---|---|---|
| Comp Sales % | | -0.4% | -1.0% | +2.5% | +0.3% | -2.5% |

1. FY 2012 excludes 53rd week

# Consistent Revenue and Traffic Growth

($ in millions)



Pro Forma Sales
Company
Franchise
$616MM
$535MM
-13.1%
$565MM
+5.6%
$600MM
+6.2%
$643MM
+7.2%
$688MM
+7.0%
$360MM
+5.2%
2008
2009
2010
2011
2012[1]
2013
Q2'14 YTD

| Full Year Location Count | | | | | | | |
|---|---|---|---|---|---|---|---|
| Company | 88 | 86 | 87 | 85 | 86 | 85 | 85 |
| Franchise[2] | 64 | 66 | 67 | 68 | 72 | 75 | 75 |
| Total | 152 | 152 | 154 | 153 | 159 | 161 | 161 |

1. FY 2012 excludes 53rd week

RUTH'S
HOSPITALITY GROUP

# CONSISTENT EBITDA GROWTH

*($ in millions)*

## Adjusted EBITDA[1]



$38MM
$36MM
-5.3%
$40MM
+11.1%
$42MM
+5.0%
$45MM
+7.1%
$51MM
+13.3%
$31MM
-1.1%
2008
2009
2010
2011
2012
2013
Q2'14 YTD

1. Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, and restructuring benefits/expenses. For a reconciliation of adjusted EBITDA, a non-GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our Current Report on Form 8-K.

# Solid Financial Results in Q2 2014

- Total revenues grew 2.5% to $103MM
  - RCSH comparable sales increased 2.8%
    - *Traffic increased 2.3%, average check increased 0.4%*
  - MFM comparable sales decreased 0.7%
    - *Traffic decreased 3.1%, average check increased 2.5%*
- Beef costs up approximately 8% in Q2, beef locks secured in early Q2 to mitigate expected inflation of 5 to 8% for balance of the year
  - 50% of beef needs for the remainder of 2014 secured at plus 5%
- Pro forma net income decreased from $7.3MM to $7.1MM
  - Change in accounting for unused gift cards resulted in a $1.7MM decline in revenues, or $0.03 per share. Annual impact is expected to be immaterial

RUTH'S HOSPITALITY GROUP

# Investment summary



- **Proven business model for almost 50 years**
  - Stable franchise base generates steady and profitable revenue stream
- **Consistent traffic, revenue, and EPS growth**
- **Multiple levers to drive shareholder return**
  - Manage our core business
  - Disciplined growth
  - Multiple options to return excess capital
    - *Dividends*
    - *Debt repayment*
    - *Share repurchases*